                          (HATTERAS LOGO)
                                   HATTERAS
                                    INCOME
                                  SECURITIES,
                                     INC.
                                                              SEMI-ANNUAL REPORT
                                                                 TO SHAREHOLDERS
                                                                   JUNE 30, 1997

DEAR SHAREHOLDER:
     We welcome this opportunity to provide you with the Semi-Annual Report for Hatteras Income Securities, Inc. (the "Company") for the six-month period ended June 30, 1997.
INVESTMENT OBJECTIVE
     The Company is a closed-end investment company registered under the Investment Company Act of 1940, as amended, and its shares are traded on the New York Stock Exchange under the symbol "HAT." The Company's investment objective is to seek to provide high monthly income consistent with prudent investment risk.
PERFORMANCE UPDATE*
     The volatility that we saw in the bond market during 1996 persisted during the first half of 1997. Although interest rates (based on the 10 year U.S. Treasury Note) are just slightly higher than at the beginning of the year -- 6.49% versus 6.41% -- yields have moved significantly over the period. Bond prices declined during the first quarter and the beginning of the second quarter before rallying. For the six months ended June 30, 1997 the Company's total return of 3.10% (based on market price), outperformed its index benchmark, the Lehman Corporate Bond Index**, which had a total return of 3.07%. The Company also outperformed its benchmark for the twelve-month period ended June 30, 1997, returning 8.97% (based on market price) versus the Lehman Corporate Bond Index return of 8.79%.
     The current monthly dividend rate of $0.095 equates to an annualized yield of 8.00%, based on the closing market price of $ 14.25 on June 30, 1997. This remains a very competitive yield on the portfolio, given the current level of interest rates.
ECONOMIC ENVIRONMENT
     The key to performance in 1997 will come in the second half of the year, as we learn just how strong the U.S. economy will bounce back following the second quarter slowdown. Our current expectations are that second half growth will surprise to the upside, driving interest rates higher before ultimately cooling off economic growth. Given this outlook, we have remained defensive heading into the second half of the year, as the risk of rising inflationary pressures continues to mount. With the economy poised to return to above trend growth later this year, we have positioned the portfolio's maturity structure defensively relative to the benchmark.
     We remain confident in pursuing the Company's investment objective of high monthly income consistent with prudent investment risk and thank you for your continued support.
Sincerely,
(Signature of Mark H. Williamson)
MARK H. WILLIAMSON
PRESIDENT
JUNE 30, 1997
                 NOT FDIC-INSURED, MAY LOSE VALUE, NO BANK GUARANTEE
SHARES OF HATTERAS INCOME SECURITIES, INC. ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY NATIONSBANK, N.A. OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
NATIONSBANK, N.A. AND ITS AFFILIATES PROVIDE ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.
      * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
     ** The Lehman Corporate Bond Index is an index based on all publicly issued intermediate fixed-rate, non-convertible investment grade corporate debt.
2

                        HATTERAS INCOME SECURITIES, INC.
                            PORTFOLIO OF INVESTMENTS
                                 June 30, 1997

 PRINCIPAL                                                   MOODY'S       S&P
  AMOUNT                                                     RATING        RATING      COST           MARKET
                                                             (UNAUDITED)   (UNAUDITED)
         CORPORATE BONDS AND NOTES -- 46.3%
             BANKING AND FINANCE -- 5.0%
$   700,000  First Nationwide Escrow, 10.625%
             10/01/03**....................................  Ba3           N/R         $   735,875    $   773,500
  1,000,000  Security Pacific Corporation, Sub Note,
             11.000% 03/01/01..............................  A2            A             1,202,730      1,133,576
    750,000  Western Financial Savings Bank, Sub.
             Deb., 8.500% 07/01/03.........................  B1            BB+             801,540        760,045
             Total Banking and Finance:                                                  2,740,145      2,667,121
             COMPUTER -- 1.3%
    700,000  Unisys Corporation, Sr. Note, 10.625%
             10/01/99......................................  B1            B+              749,875        724,500
             ENERGY -- 5.7%
    550,000  Barrett Resources Corporation, Notes,
             7.550% 02/01/07...............................  Ba1           BB+             549,378        547,106
    750,000  Maxus Energy Corporation, Notes, 9.375%
             11/01/03......................................  B1            BBB-            758,750        804,375
    700,000  Occidental Petroleum Corporation, Sr. Deb.,
             10.125% 09/15/09..............................  Baa2          BBB             911,288        859,571
    800,000  PDV America Inc., 7.875% 0/8/01/03............  Baa3          B               788,604        811,635
             Total Energy:                                                               3,008,020      3,022,687
             FINANCIAL\BROKERAGE -- 2.8%
    500,000  Morgan Stanley Finance plc, 8.030%
             02/28/17......................................  A2            A-              501,460        496,499
    500,000  Paine Webber Group, Inc., Notes, 7.625%
             10/15/08......................................  Baa1          BBB+            512,785        505,758
    475,000  Salomon Brothers, Inc., Notes, 6.700%
             07/05/00......................................  Baa1          BBB             474,611        473,627
                                                                                         1,488,856      1,475,884

                       See Notes to Financial Statements.
                                                                               3

                        HATTERAS INCOME SECURITIES, INC.
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                                 June 30, 1997

 PRINCIPAL                                                MOODY'S       S&P
  AMOUNT                                                  RATING        RATING      COST            MARKET
                                                          (UNAUDITED)   (UNAUDITED)

             GAS -- 2.0%
$ 1,000,000  Louis Dreyfus Natural Gas Corporation,
             Sr. Sub note, 9.250% 06/15/04.................  Ba3           BB+         $ 1,086,660    $ 1,085,506
             HEALTH CARE -- 5.7%
    600,000  Genesis Health Ventures Inc., 9.250%
             10/01/06......................................  N/R           B               606,250        618,000
    750,000  HealthSouth Corporation, 9.500% 04/01/01......  Ba3           BB-             794,375        787,500
  1,000,000  Tenet Healthcare Corporation, Sr. Sub Note,
             10.125% 03/01/05..............................  Ba3           B+            1,080,000      1,095,000
    500,000  Quorum Health Group, Inc., 8.750% 11/01/05....  Ba3           BB-             518,685        513,750
             Total Health Care:                                                          2,999,310      3,014,250
             INDUSTRIAL -- 8.8%
  1,000,000  Auburn Hills Trust Certificates, Deb.,
             12.000% 05/01/20..............................  A3            A             1,418,220      1,494,687
    500,000  Fisher Scientific International, Sr. Note,
             7.125% 12/15/05...............................  Ba1           BBB             467,775        490,777
  1,100,000  Harris Corporation, 10.375% 12/01/18..........  A3            A-            1,230,196      1,220,023
    700,000  Valassis Inserts Inc., Sr. Sub. Note, 9.375%
             03/15/99......................................  Ba3           BB+             723,499        722,872
    700,000  Westpoint Stevens Incorporated, 8.750%
             12/15/01......................................  Ba3           BB-             700,000        721,000
             Total Industrial:                                                           4,539,690      4,649,359
             INSURANCE -- 4.2%
  1,000,000  Conseco Inc., Sr. Note, 10.500% 12/15/04......  Ba1           BBB           1,164,810      1,168,171
  1,000,000  Leucadia National Corporation, Sr. Sub. Note,
             8.250% 06/15/05...............................  Ba1           BBB           1,000,000      1,032,964
                                                                                         2,164,810      2,201,135
                       See Notes to Financial Statements.

4

                        HATTERAS INCOME SECURITIES, INC.
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                                 June 30, 1997

 PRINCIPAL                                                MOODY'S       S&P
  AMOUNT                                                  RATING        RATING      COST            MARKET
                                                          (UNAUDITED)   (UNAUDITED)


             MEDIA AND CABLE -- 6.3%
$   700,000  Jones Intercable, Inc., Sr. Note, 9.625%
             03/15/02......................................  Ba2           BB          $   700,375    $   733,250
  1,000,000  Rogers Cablesystems Limited, Deb., 10.000%
             12/01/07......................................  Ba3           BB+           1,000,000      1,070,000
    500,000  Summit Communications Group Inc., Deb.,
             10.500% 04/15/05..............................  Ba3           BB+             544,705        536,250
  1,000,000  Viacom Inc., Sr. Note, 7.750% 06/01/05........  Ba2           BB+           1,025,630      1,003,666
             Total Media and Cable:                                                      3,270,710      3,343,166
             PAPER & FOREST PRODUCTS -- 1.1%
    500,000  Georgia-Pacific, 9.950% 06/15/02..............  Baa2          BBB-            571,400        562,376
             PHARMACEUTICALS -- 0.9%
    500,000  Merck & Company, Inc., 5.760% 05/03/37........  N/R           AAA             500,000        502,156
             PUBLISHING -- 1.3%
    625,000  News America Holdings Inc., Sr. Deb.,
             10.250% 10/15/12..............................  Baa3          BBB             719,584        703,556
             TRANSPORTATION -- 1.2%
    500,000  Federal Express Corporation, Note, 9.650%
             06/15/12......................................  Baa2          BBB             503,075        609,931
             TOTAL CORPORATE BONDS AND NOTES:                                           24,342,135     24,561,627
                          MORTGAGE-BACKED SECURITIES -40.4%
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES -- 11.1%
  1,507,584  8.000% 09/15/24...............................                              1,548,101      1,540,091
  3,367,825  8.500% 07/15/26 -- 08/15/24...................                              3,469,828      3,497,274
    714,469  9.000% 04/15/09 -- 12/15/16...................                                667,319        754,433
     96,636  9.500% 07/15/09...............................                                 91,804        104,155
                                                                                         5,777,052      5,895,953
                       See Notes to Financial Statements.

                                                                               5

                        HATTERAS INCOME SECURITIES, INC.
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                                 June 30, 1997

 PRINCIPAL                                                MOODY'S       S&P
  AMOUNT                                                  RATING        RATING      COST            MARKET
                                                          (UNAUDITED)   (UNAUDITED)


             FEDERAL HOME LOAN MORTGAGE CERTIFICATES -- 7.4%
$    81,996  9.250% 08/01/08...............................                            $    69,389    $    87,082
  3,810,742  7.500% 06/01/26 Gold Pool.....................                              3,796,452      3,825,040
                                                                                         3,865,841      3,912,122
             FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES -- 21.9%
  3,891,977  6.500% 07/01/11 -- 05/01/27...................                              3,677,824      3,767,939
  6,054,802  7.000% 06/01/11 -- 04/01/27...................                              5,946,435      5,990,949
  1,095,508  8.500% 12/01/25...............................                              1,120,500      1,135,905
    324,812  9.000% 05/01/27...............................                                340,951        342,068
    341,682  9.250% 09/01/10...............................                                310,247        363,304
                                                                                        11,395,957     11,600,165
             TOTAL MORTGAGE-BACKED SECURITIES:                                          21,038,850     21,408,240
                          TREASURY BONDS AND NOTES -- 13.3%
  4,000,000  United States Treasury Notes 5.500%
             11/15/98......................................                              3,965,406      3,975,000
             United States Treasury Bonds:
  1,725,000  12.000% due 08/15/13..........................                              2,407,273      2,429,016
    675,000  6.250% due 08/16/13...........................                                631,758        624,586
             TOTAL TREASURY BONDS AND NOTES:                                             7,004,437      7,028,602
             TOTAL INVESTMENTS                                                         $52,385,422*   $52,998,469

 * Aggregate cost for Federal tax purposes
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
                       See Notes to Financial Statements.

6

                        HATTERAS INCOME SECURITIES, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 1997

ASSETS:
  Investment in securities, at value (Note 1)......................................................   $52,998,469
  Interest receivable..............................................................................       625,456
  Prepaid expenses and other assets................................................................        25,144
          Total assets.............................................................................    53,649,069
LIABILITIES:
  Due to custodian bank............................................................................       427,150
  Management and advisory fees payable (Note 4)....................................................        25,779
  Accrued expenses.................................................................................        23,319
          Total Liabilities........................................................................       476,248
NET ASSETS (equivalent to $15.81 per share based on 3,363,512 shares of capital stock
  outstanding).....................................................................................   $53,172,821
Investments, at cost...............................................................................   $52,385,422
NET ASSETS CONSIST OF:
  Capital Stock -- $1.00 par value (shares authorized, 5,000,000)..................................   $ 3,363,512
  Paid-in capital..................................................................................    51,144,960
  Distributions in excess of net investment income (Note 1)........................................       (40,164)
  Accumulated net realized loss on investments (Note 3)............................................    (1,908,534)
  Net unrealized appreciation of investments.......................................................       613,047
NET ASSETS.........................................................................................   $53,172,821

                        HATTERAS INCOME SECURITIES, INC.
                            STATEMENT OF OPERATIONS
                       For the Period Ended June 30, 1997

INVESTMENT INCOME:
  Interest..............................................................................               $2,152,386
EXPENSES:
  Management and investment advisory (Note 4)...........................................   $154,787
  Transfer agent........................................................................     29,145
  Director..............................................................................     12,397
  Legal and audit.......................................................................     17,158
  Custody (Note 4)......................................................................     20,867
  Printing..............................................................................     12,136
  New York Stock Exchange Annual Registration...........................................      8,110
  Miscellaneous.........................................................................      7,920
       Total expenses...................................................................    262,520
  Fees reduced by credit allowed by custodian (Note 4)..................................    (17,181)
       Net expenses.....................................................................    245,339
NET INVESTMENT INCOME...................................................................                1,907,047
REALIZED AND UNREALIZED GAIN/LOSS
  ON INVESTMENTS (NOTE 2):
  Net realized loss on investments during period........................................               $ (397,758)
  Net unrealized appreciation of investments during period..............................                   50,702
  Net realized and unrealized loss on investments.......................................                 (347,056)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................                1,559,991

                       See Notes to Financial Statements.
8

                        HATTERAS INCOME SECURITIES, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                        PERIOD          YEAR
                                                                                         ENDED          ENDED
                                                                                        6/30/97       12/31/96
  Net investment income............................................................   $ 1,907,047    $ 4,129,705
  Net realized gain/loss on investments............................................      (397,758)       571,972
  Change in unrealized appreciation/depreciation of investments....................        50,702     (3,371,350)
  Net increase in net assets resulting from investment operations..................     1,559,991      1,330,327
  Dividends to shareholders from investment income.................................    (1,907,047)    (4,129,705)
  Distributions to shareholders in excess of net investment income.................       (10,164)      (122,932)
  Net asset value of 0 and 21,830 shares, respectively, of capital stock issued in
     dividend reinvestment.........................................................            --        342,914
  Net decrease in net assets.......................................................      (357,220)    (2,579,396)
NET ASSETS:
  Beginning of period..............................................................    53,530,041     56,109,437
  End of period....................................................................   $53,172,821    $53,530,041
  Distributions in excess of net investment income at end of period................   $   (40,164)   $   (30,000)

                       See Notes to Financial Statements.
                                                                               9

                        HATTERAS INCOME SECURITIES, INC.
                              FINANCIAL HIGHLIGHTS
     Selected data for each share of capital stock outstanding throughout each period:

                     PERIOD       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                     6/30/97    12/31/96     1995       1994       1993       1992       1991       1990       1989       1988
PER SHARE OPERATING
 PERFORMANCE
Net asset value at
 beginning of
 year...............  $ 15.91   $  16.79   $  15.20   $  16.92   $  16.08   $  16.03   $  14.88   $  15.99   $  15.99   $  16.07
 Net investment
   income...........     0.57       1.23       1.35       1.44       1.48       1.50       1.54       1.57       1.64       1.61
 Net realized and
   unrealized
   gain/(loss) on
   investment
   transactions.....    (0.10)     (0.84)      1.61      (1.71)      0.83       0.05       1.17      (1.11)     (0.01)     (0.07)
 Total from
   investment
   operations.......     0.47       0.39       2.96      (0.27)      2.31       1.55       2.71       0.46       1.63       1.54
Less distributions
 Dividends from net
   investment
   income...........    (0.57)     (1.23)     (1.34)     (1.45)     (1.47)     (1.50)     (1.56)     (1.57)     (1.63)     (1.62)
 Dividends in excess
   of net investment
   income...........       --      (0.04)     (0.03)        --         --         --         --         --         --         --
 Total
   distributions....    (0.57)     (1.27)     (1.37)     (1.45)     (1.47)     (1.50)     (1.56)     (1.57)     (1.63)     (1.62)
Net asset value at
 end of period......  $ 15.81   $  15.91   $  16.79   $  15.20   $  16.92   $  16.08   $  16.03   $  14.88   $  15.99   $  15.99
Per share market
 value, end of
 period.............  $14.250   $ 14.375   $ 16.125   $ 14.875   $ 18.000   $ 18.000   $ 17.500   $ 14.875   $ 15.250   $ 15.000
Total Return:
 Per share market
   value............     3.10%     -3.32%     17.61%    -11.09%      8.40%     12.48%     29.57%      7.63%     12.11%     -2.45%
RATIOS AND
 SUPPLEMENTAL DATA
 Net assets, end of
   year
   (millions).......  $53,173   $ 53,658   $ 56,109   $ 50,250   $ 55,311   $ 51,871   $ 50,964   $ 46,559   $ 49,665   $ 49,518
 Ratio of net
   operating
   expenses to
   average net
   assets (%).......     0.93%      0.89%      0.86%      0.92%      0.90%      0.97%      0.99%      1.01%      0.97%      1.01%
 Ratio of operating
   expense before
   fees paid
   indirectly.......     1.00%      0.90%      0.89%        --         --         --         --         --         --         --
 Ratio of net
   investment income
   to average net
   assets (%).......     7.26%      7.73%      8.07%      8.76%      8.83%      9.29%      9.93%     10.34%     10.15%      9.91%
 Portfolio turnover
   rate (%).........   101.75%    166.30%     48.75%     28.28%     35.87%     32.35%     27.17%     24.58%     33.49%     58.57%
                        YEAR
                       ENDED
                        1987
PER SHARE OPERATING
 PERFORMANCE
Net asset value at
 beginning of
 year...............  $  17.94
 Net investment
   income...........      1.66
 Net realized and
   unrealized
   gain/(loss) on
   investment
   transactions.....     (1.31)
 Total from
   investment
   operations.......      0.35
Less distributions
 Dividends from net
   investment
   income...........     (2.22)
 Dividends in excess
   of net investment
   income...........        --
 Total
   distributions....     (2.22)
Net asset value at
 end of period......  $  16.07
Per share market
 value, end of
 period.............  $ 17.000
Total Return:
 Per share market
   value............     -5.67%
RATIOS AND
 SUPPLEMENTAL DATA
 Net assets, end of
   year
   (millions).......  $ 49,377
 Ratio of net
   operating
   expenses to
   average net
   assets (%).......      0.95%
 Ratio of operating
   expense before
   fees paid
   indirectly.......        --
 Ratio of net
   investment income
   to average net
   assets (%).......      9.80%
 Portfolio turnover
   rate (%).........     48.75%

                       See Notes to Financial Statements.
10

                        HATTERAS INCOME SECURITIES, INC.
                         NOTES TO FINANCIAL STATEMENTS
1.  SIGNIFICANT ACCOUNTING POLICIES:
    Hatteras Income Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified investment management company.
    A summary of significant accounting policies followed by the Company, all of which are in conformity with generally accepted accounting principles, follows. The presentation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    A.  Security Valuation:
        Portfolio securities listed on an exchange are valued at the closing sales price taken from the exchange on which the security is primarily traded, and listed securities for which there is no sale on the valuation date and securities traded in only the over-the-counter market are valued at the closing bid price unless the Company's investment adviser determines that market quotations are not readily available for institutional size holdings, in which case such securities are valued in good faith at fair market value under the direction of the Company's Board of Directors. Short-term investments that have a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. Restricted securities and other debt obligations purchased in private transactions for which no quotations are readily available are also valued in good faith at fair market value by or under the direction of the Company's Board of Directors.
        B.  Federal Income Tax:
            It is the Company's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is applicable.
            C.  Investment Policy:
                At least 70% of the Company's total assets will be invested in:
                a) debt securities which are rated at the time of purchase as Baa (Moody's Investors Service, Inc. ("Moody's")) or BBB (Standard & Poor's Corporation ("S&P")) or better, b) securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, c) securities of, or guaranteed by, the Government of Canada or of a Province of Canada or political subdivision thereof, such securities not to exceed 25% of the Company's total assets, d) obligations of, or guaranteed by, banks, savings and loan institutions or their holding companies, which obligations, although not rated as a matter of policy by either Moody's or S&P, either are rated in the four highest ratings assigned by Fitch Investors Service, Inc. (AAA, AA, A or
                BBB), or if not rated are considered by the Company's investment adviser to be of investment quality comparable to securities described under item a, e) commercial paper considered by the Company's investment adviser to be of investment quality comparable to securities which may be purchased under item a above, and f) cash or cash equivalents.
                                                                              11

                        HATTERAS INCOME SECURITIES, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                D.  Security Transactions and Investment Income:
                    Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recognized daily on the accrual basis. Original issue discount is amortized using the effective yield method. Market discount and premiums on securities are not amortized. The Company maintains a general allowance for uncollected interest on the high yield portion of its Portfolio. At June 30, 1997, this allowance was $30,000. Interest receivable is shown net of this allowance.
                    E.  Dividends and Distributions to Shareholders:
                        Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains (including net short-term capital gains) are distributed at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to the treatment of market discount. Reclassifications are made to the Company's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 1996, the Company reclassified $121,932 to increase undistributed net investment income, $51,011 to increase accumulated net realized loss on investments and $70,921 to decrease capital surplus.
2.  PURCHASES AND SALES OF SECURITIES:
    Net realized gains or losses from investment transactions during the period have been computed using the first-in, first-out method of determining the cost of securities sold or matured. Cost of purchases and proceeds from sales (including maturities) of securities during the period ended June 30, 1997 are summarized as follows:

                                                                                            SALES AND
                                                                          PURCHASES         MATURITIES
     Corporate Bonds..................................................   $  5,399,697      $ 10,539,719
     U.S. Governments and Agencies (Long-term)........................     48,401,581        38,750,338
     Foreign Bonds....................................................        264,063         3,246,730
            Total.....................................................   $ 54,065,341      $ 52,536,787

   At June 30, 1997, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $613,047 of which $917,270 related to appreciated securities and $304,223 related to depreciated securities. The aggregate cost of investment securities owned for financial reporting and federal income tax purposes was $52,385,422.
3.  CAPITAL LOSS CARRYFORWARD:
    At December 31, 1996, approximately $1,486,007 was available to offset future capital gains of which $138,935 expires in 1998, $822,917 expires in 1999, $47,580 expires in 2000 and $476,575 expires in 2002. Management does not plan to distribute to shareholders any future net realized gains on investments until the capital loss carryforwards are used or expired.
12

                        HATTERAS INCOME SECURITIES, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
4.  MANAGEMENT AND INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY
    TRANSACTIONS:
    Effective January 1, 1996, the Company entered into an investment advisory agreement (the "Advisory Agreement") with NationsBanc Advisors, Inc. ("NBAI") a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"). Under the terms of the Advisory Agreement, the Company pays NBAI an annual fee equal to the sum of (i) 0.45% per annum of the first $75,000,000 of the average weekly net assets and at a reduced rate for net assets in excess of that amount, and (ii) 1.5% of the gross income. The fee is computed and accrued weekly and paid monthly. The Advisory Agreement provides that if certain recurring expenses, including the advisory and management fee, exceed 1.5% of the first $30,000,000 in average net assets annually and 1.0% of average net assets in excess thereof (or pro-rata portion for any fraction of a year), the investment advisory fee will be reduced by the amount by which such expenses exceed the limitation. There was no reduction in the fee for the period ended June 30, 1997. Prior to January 1, 1996, NationsBank acted as investment advisor to the Company. The investment advisory fees under the Advisory Agreement are the same as those paid under the prior agreement.
    The Company and NBAI have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank. Under the terms of the Sub-Advisory Agreement, TradeStreet is entitled to receive from NBAI a sub-advisory fee equal to an annual rate of 0.15% of the Company's average weekly net assets.
    NationsBank of Texas, N.A. (the "Custodian") serves as the custodian of the Company's assets. For the period ending June 30, 1997, the Custodian received $3,486 for its services. The Bank of New York serves as the sub-custodian for the Company.
    ChaseMellon Shareholder Services ("ChaseMellon") serves as transfer agent and dividend disbursing agent for the Company.
    No officer, director or employee of NationsBank, NBAI, TradeStreet, or ChaseMellon, or any affiliate thereof, receives any compensation from the Company for serving as a director or officer of the Company. The Company pays the Chairman an annual fee of $11,000 and each other director an annual fee of $7,000.
                                                                              13

                            MEETING OF STOCKHOLDERS
     On April 24, 1997, the Company held its Annual Meeting of Stockholders. At the Annual Meeting, the following directors were elected by the following votes:
(i) William H. Grigg 2,597,783 For, 55,233 Against, (ii) Thomas F. Keller 2,597,388 For, 55,628 Against (iii) A. Max Walker 2,595,983 For, 57,033 Against.
In the only other matter voted upon at the Annual Meeting, the selection of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997, was ratified by the following votes:
2,602,900 For, 24,982 Against, 25,134 Abstaining.
14

                        HATTERAS INCOME SECURITIES, INC.
                           DIVIDEND REINVESTMENT PLAN
THE PLAN
     The Company's Dividend Reinvestment Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Company.
PARTICIPATION
     Shareholders of record will receive their dividends in cash unless they have instructed ChaseMellon Shareholder Services (the "Plan Agent") in writing otherwise. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.
     Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by the Plan Agent, as the dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.
     Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.
PRICING OF DIVIDENDS AND DISTRIBUTIONS
     Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or at the option of the Plan Agent, as agent for all participants, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.
     If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions, but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's
                                                                              15
account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.
     If the net asset value per share is higher than the closing market price per share of the capital stock on the New York Stock Exchange plus estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.
NO SERVICE FEE TO REINVEST
     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.
PLAN AGENT ADDRESS AND TELEPHONE NUMBER
     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: ChaseMellon Shareholder Services, Agent for Hatteras Income Securities, Inc., Dividend Reinvestment Department, P.O. Box 24850, Church Street Station, New York, New York 10249, (800) 851-9677.
16

BOARD OF DIRECTORS
A. MAX WALKER
Chairman of the Board
  FINANCIAL CONSULTANT
WILLIAM H. GRIGG
  CHAIRMAN OF THE BOARD EMERITUS,
  DUKE POWER COMPANY
THOMAS F. KELLER
  RETIRED DEAN,
  FUQUA SCHOOL OF BUSINESS,
  DUKE UNIVERSITY
FUND OFFICERS
MARK H. WILLIAMSON
  PRESIDENT
EDWARD D. BEDARD
  CHIEF FINANCIAL OFFICER
ROBERT B. CARROLL
  SECRETARY
RICHARD S. SZAFRAN
  TREASURER
MARK S. AHNRUD, CFA
  ASSISTANT SECRETARY AND
  PORTFOLIO MANAGER
OFFICE OF THE COMPANY
Hatteras Income Securities, Inc.
One NationsBank Plaza -- NC1-002-33-31
Charlotte, North Carolina 28255
INVESTMENT ADVISER
NationsBanc Advisors, Inc.
One NationsBank Plaza
Charlotte, North Carolina 28255
SUB-INVESTMENT ADVISER
TradeStreet Investment Associates, Inc.
One NationsBank Plaza
Charlotte, North Carolina 28255
FUND COUNSEL
Morrison & Foerster LLP
2000 Pennsylvania Avenue, N.W.
Suite 5500
Washington, D.C. 20006
CUSTODIAN
NationsBank of Texas, N.A.
1401 Elm Street -- 11th Floor
Dallas, TX 75202
SUB-CUSTODIAN
The Bank of New York
90 Washington St.
New York, NY 10286
TRANSFER AGENT
ChaseMellon Shareholder Services
450 West 33rd Street 15th Floor
New York, NY 10001
INDEPENDENT ACCOUNTING FIRM
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110